UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2011

BLACKWATER MIDSTREAM CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51403	26-2590455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 LaBauve Drive Westwego, LA	70094
(Address of Principal Executive Offices)	(Zip Code)

(504) 340-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 22, 2011, Blackwater Maryland, L.L.C. ("BWMD"), a wholly-owned subsidiary of Blackwater Midstream Corp. (the "Company"), consummated the acquisition of certain assets of NuStar Terminals Operations Partnership L.P. ("NuStar"), located at 1134 Marine Road, Salisbury, Maryland (the "Acquisition"), pursuant to that certain Asset Purchase Agreement and other related agreements, dated December 22, 2011, by and between NuStar and BWMD (the "Purchase Agreement".)  The terms of the Purchase Agreement are described in and a copy of the Purchase Agreement is filed as an exhibit to this current report on Form 8-K, as well as a copy of the press release announcing the closing of the Acquisition.

The Acquisition consists primarily of the purchase of NuStar’s 177,000 barrel storage terminal located in Salisbury, Maryland and other improvements thereon, as well as certain licenses and permits to operate such facility (collectively, the “Salisbury Storage Terminal”) and is being purchased by BWMD “as-is”.

The purchase price for the Salisbury Storage Terminal is One Million Six Hundred Thousand and No/100 Dollars, ($1,600,000) (the “Purchase Price”), subject to both parties transaction-related expenses, plus BWMD’s assumption of certain liabilities and potential liabilities.  BWMD initially paid Twenty-Five Thousand and No/100 Dollars ($25,000) (the “Deposit”) to NuStar on May 25, 2011; which constituted a non-refundable deposit towards the Purchase Price.

In connection with the closing of the Acquisition, BWMD entered into a term loan agreement (the "Loan Agreement") with JP Morgan Chase Bank, N.A. ("JPM") in the principal amount of $1,600,000 (the "Loan Amount.)  The Loan Amount bears interest at the annual fixed rate of 4.50%.  BWMD will pay consecutive monthly installments of interest only, commencing January 21, 2011 and continuing on the last day of each calendar month thereafter.  In addition, commencing July 21, 2012 and continuing on the last day of each calendar month thereafter, BWMD will pay principal installments of $26,666.67.  All unpaid principal and accrued and unpaid interest is finally due and payable on July 21, 2017.  The Loan Agreement includes customary events of default, including, but not limited to, the failure of BWMD to pay any principal or interest when due, the breach of any representation or warranty in any of JPM's loan documents, or the insolvency or bankruptcy of BWMD.  Upon the occurrence of an event of default, the Loan Agreement will become due and payable automatically and without notice.

Additionally, in connection with the closing of the Acquisition, BWMD entered into the following with JPM: a credit agreement (the “Credit Agreement”), a continuing security agreement (the “Security Agreement”) covering all of BWMD’s personal property, and a subordination agreement (the ‘Subordination Agreement”).

Blackwater New Orleans, LLC (“BWNO"), a wholly-owned subsidiary of Blackwater Midstream Corp. entered into continuing pledge of collateral mortgage note (the “Continuing Pledge Agreement”) with JPM.  The Loan Agreement is secured by a collateral mortgage on, among other things, BWNO’s, right, title and interest in the immovable property, buildings, structures, machinery, equipment and improvements on the premises located at 660 LaBauve Drive, Westwego, Jefferson Parish, Louisiana.

Blackwater Midstream Corp. entered into with JPM a continuing guaranty (the “Guaranty”) and the Subordination Agreement, and guaranteed the obligations of BWMD under the Purchase Agreement.

Copies of all agreement are included as exhibits to this current report on Form 8-K.

The initial announcement of the Company entering into a non-binding Letter of Interest to acquire the Salisbury Storage Terminal is incorporated by reference to the Company's annual report as of March 31, 2011 on Form 10-K, filed with the Securities Exchange Commission on June 28, 2011.  Also incorporated are references to the Company’s pending acquisition of the Salisbury Storage Terminal by reference to the Company’s quarterly reports as of June 30, 2011 and September 30, 2011 on Form 10-Q, filed with the Securities and Exchange Commission on August 12, 2011 and November 9, 2011, respectively.

Also incorporated is the Company’s operational and financial projections, including the potential acquisition of the Salisbury Storage Terminal, incorporated by reference to the Company’s current reports on Form 8-K and 8-K/A, filed with the Securities and Exchange Commission on April 8, 2011, April 11, 2011 and November 7, 2011.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.01.

ITEM 2.03 CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit No.	Exhibit Description

10.01	Asset Purchase Agreement, dated December 22, 2011
10.02	Deed, dated December 22, 2011
10.03	NuStar’s Maryland Residency Certificate, dated December, 22, 2011
10.04	Assignment and Bill of Sale Agreement, dated December 22, 2011
10.05	Assignment and Assumption of Permits and Contracts, dated December 22, 2011
10.06	Assumption and Release Agreement, dated December 22, 2011
10.07	Guaranty, dated December 22, 2011
10.08	Certificate of the Sole Member of Blackwater Maryland, LLC, dated December 22, 2011
10.09	$1,600,000 term loan with JP Morgan Chase Bank, N.A, dated December 21, 2011
10.10	Credit Agreement with JP Morgan Chase Bank, N.A., dated December 21, 2011
10.11	Continuing Security Agreement, dated December 21, 2011
10.12	Continuing Pledge of Collateral Mortgage Note, dated December 21, 2011
10.13	Continuing Guaranty, dated December 21, 2011
10.14	Subordination Agreement, dated December 21, 2011
10.15	Blackwater’s Secretary’s Certificate for Resolutions of the Board of Directors, dated December16, 2011
10.16	NuStar’s Secretary’s Certificate for Resolution of the Board of Directors dated December 22, 2011
10.17**
Reference to the Company’s Letter of Interest to acquire the Salisbury, Maryland Terminal(incorporated byreference to the Company’s Annual Report on Form 10-K as of March 31, 2011,filed with the Commission on June 28, 2011.)

10.18**
Reference to the Company’s pending acquisition of the Salisbury, Maryland Terminal(incorporated byreference to the Company’s Quarterly Reports on Form 10-Q as of June 30,2011 and September 30, 2011, filed with the Commission on August 12, 2011 and November 9, 2011, respectively.)

10.19**
Reference to the Company’s operational and financial projections including the potentialacquisition of the Salisbury Storage Terminal (incorporated by reference to the Company’sCurrent Reports on Form 8-K and 8-K/A, filed with the Commission on April 8, 2011, April 11, 2011 and November 7, 2011.)

99.01	Press Release, dated December 22, 2011

**   Incorporated by reference to prior filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKWATER MIDSTREAM CORP.
a Nevada corporation

Dated: December 23, 2011	By:	/s/ Donal St. Pierre
Donald St. Pierre Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description

10.01	Asset Purchase Agreement, dated December 22, 2011
10.02	Deed, dated December 22, 2011
10.03	NuStar’s Maryland Residency Certificate, dated December, 22, 2011
10.04	Assignment and Bill of Sale Agreement, dated December 22, 2011
10.05	Assignment and Assumption of Permits and Contracts, dated December 22, 2011
10.06	Assumption and Release Agreement, dated December 22, 2011
10.07	Guaranty, dated December 22, 2011
10.08	Certificate of the Sole Member of Blackwater Maryland, LLC, dated December 22, 2011
10.09	$1,600,000 term loan with JP Morgan Chase Bank, N.A, dated December 21, 2011
10.10	Credit Agreement with JP Morgan Chase Bank, N.A., dated December 21, 2011
10.11	Continuing Security Agreement, dated December 21, 2011
10.12	Continuing Pledge of Collateral Mortgage Note, dated December 21, 2011
10.13	Continuing Guaranty, dated December 21, 2011
10.14	Subordination Agreement, dated December 21, 2011
10.15	Blackwater’s Secretary’s Certificate for Resolutions of the Board of Directors, dated December16, 2011
10.16	NuStar’s Secretary’s Certificate for Resolution of the Board of Directors dated December 22, 2011
10.17**
Reference to the Company’s Letter of Interest to acquire the Salisbury, Maryland Terminal(incorporated byreference to the Company’s Annual Report on Form 10-K as of March 31, 2011,filed with the Commission on June 28, 2011.)

10.18**
Reference to the Company’s pending acquisition of the Salisbury, Maryland Terminal(incorporated byreference to the Company’s Quarterly Reports on Form 10-Q as of June 30,2011 and September 30, 2011, filed with the Commission on August 12, 2011 and November 9, 2011, respectively.)

10.19**
Reference to the Company’s operational and financial projections including the potentialacquisition of the Salisbury Storage Terminal (incorporated by reference to the Company’sCurrent Reports on Form 8-K and 8-K/A, filed with the Commission on April 8, 2011, April 11, 2011 and November 7, 2011.)

99.01	Press Release, dated December 22, 2011

**   Incorporated by reference to prior filings.